UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2012

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Manning Road
Billerica, MA 01821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On May 7, 2012, management of Bruker Corporation (the “Company”) and the Company’s Bruker Energy & Supercon Technologies, Inc. subsidiary are making a joint presentation to institutional investors in Frankfurt, Germany, hosted by J.P. Morgan. A copy of the presentation materials is attached hereto as Exhibit 99.1 and is available on the Company’s investor relations website at http://ir.bruker.com.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. 99.1	May 7, 2012 BEST Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION
(Registrant)

Date: May 7, 2012	By:	/s/ William J. Knight
William J. Knight
Chief Financial Officer